Exhibit 99.906CERT

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Multi- Asset Class Fund

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended September 30, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: November 20, 2007	/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Multi-Asset Class Fund and will be retained by Morgan Stanley Multi-Asset Class Fund and furnished to the Securities and Exchange Commission or its staff upon request.

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Multi-Asset Class Fund

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended September 30, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: November 20, 2007	/s/ Francis Smith
Francis Smith
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Multi-Asset Class Fund and will be retained by Morgan Stanley Multi-Asset Class Fund and furnished to the Securities and Exchange Commission or its staff upon request.